UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 26, 2024
Date of Report (Date of earliest event reported)

Commission File Number of Issuing entity:	333-191331-06

Central Index Key Number of issuing entity:	0001622765

GS Mortgage Securities Trust 2014-GC26
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor:	333-191331

Central Index Key Number of depositor:	0001004158

GS Mortgage Securities Corporation II
(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor:	0001541001
0001541502
0001558761
0001682511
0001576832

Citigroup Global Markets Realty Corp.
Goldman Sachs Mortgage Company
Cantor Commercial Real Estate Lending, L.P.
Starwood Mortgage Funding I LLC
MC-Five Mile Commercial Mortgage Finance LLC
(Exact name of sponsor(s) as specified in its charters)

Scott Epperson (212) 934-2882
(Name and telephone number, including area code, of the person to contact in connection with this filing)

New York
(State or other jurisdiction of incorporation or organization of the issuing entity)

38-3951634
38-3951635
(I.R.S. Employer Identification No.)

c/o U.S. Bank Trust Company, National Association
190 S. LaSalle Street, Chicago, IL
(Address of principal executive offices of issuing entity)

60603
(Zip Code)

(312) 332-7530
(Telephone number, including area code)

Not Applicable
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filling obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Bank of America Plaza Mortgage Loan, which constituted approximately 1.9% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of September 1, 2014 relating to the WFRBS Commercial Mortgage Trust 2014-C22 filed as Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed on December 8, 2014 (the “WFRBS 2014-C22 PSA”). Pursuant to Section 6.05(a) of the WFRBS 2014-C22 PSA, CWCapital Asset Management LLC, a Delaware limited liability company, was removed as special servicer of the Bank of America Plaza Mortgage Loan and Mount Street US (Georgia) LLP (“MSUS”), a Georgia limited liability partnership, was appointed as the successor special servicer of the Bank of America Plaza Mortgage Loan under the WFRBS 2014-C22 PSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of November 26, 2024, the Bank of America Plaza Mortgage Loan will be specially serviced, if necessary, pursuant to the WFRBS 2014-C22 PSA, by MSUS. The principal executive offices of MSUS are located at 2839 Paces Ferry Road, Suite 200, Atlanta, Georgia 30339 and its telephone number is (816) 787-1338.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS Mortgage Securities Corporation II
(Depositor)

Date: November 26, 2024	By: /s/ Scott Epperson
Name: Scott Epperson
Title: CEO